UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 16, 2026

CN Healthy Food Tech Group Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41898	85-4105289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rooms 1901-1930, T3 Office Building, Hengqin Huafa Commercial City

No.128 Rong’ao Road, Hengqin Guangdong-Macao In-depth Cooperation Zone

Zhuhai City, Guangdong Province, China 519000

(Address, including zip code, of principal executive offices)

+(86) 0756-8300080

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	UCFI	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	UCFIW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 16, 2026, CN Healthy Food Tech Group Corp. (the “Company”) received a letter (the “Determination Letter”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (the “Nasdaq”) stating that, based on its review of the Company’s public filings with the SEC and other available information, the Staff has determined to delist the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share (the “Warrant,” together with the Common Stock, the “Listed Securities”). The Staff’s determination is based on (i) Nasdaq’s discretionary authority under Nasdaq Listing Rule 5101 and IM-5101-1 (together, “Rule 5101”), and (ii) the Company’s alleged violation of Nasdaq Listing Rules 5205(e) and 5250(a)(1).

The Company intends to timely request an appeal of the Staff’s determination by the deadline of July 23, 2026. A timely hearing request would stay any suspension of the Listed Securities pending the Panel’s decision, although the trading halt currently in effect would remain in place notwithstanding any appeal. There can be no assurance that the Company will be successful in any such appeal, or that its Listed Securities will resume trading or continue to be listed on Nasdaq. If the Panel reached a unanimous decision against the Company, the Company may face immediate delisting of its Listed Securities from Nasdaq.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to the Company or its management team, are intended to identify forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including the Company’s ability to successfully appeal the Staff’s delisting determination and the risks associated with delisting of the Company’s securities from Nasdaq. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, and other reports and registration statements of the Company filed, or to be filed, with the SEC, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

Item 7.01. Regulation FD Disclosure.

The Company issued press release announcing its receipt of the Determination Letter on July 21, 2026. A copy of such press release is furnished as Exhibits 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

None of the information furnished in Item 7.01 or the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor will such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press Release dated July 21, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CN HEALTHY FOOD TECH GROUP CORP.

Date: July 21, 2026	By:	/s/ Zhenjun Jiang
	Name:	Zhenjun Jiang
	Title:	Chief Executive Officer and Chairman of the Board

2